Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2021

Shares or Principal Amounts		Value
Common Stocks– 96.4%
Aerospace & Defense – 4.3%
BWX Technologies Inc	51,069	$2,750,576
Mercury Systems Inc*	65,754	3,118,055
		5,868,631
Banks – 11.1%
Ameris Bancorp	80,058	4,153,409
Atlantic Union Bankshares Corp	86,170	3,175,365
First Horizon National Corp	249,755	4,068,509
Great Western Bancorp Inc	119,677	3,918,225
		15,315,508
Biotechnology – 1.8%
Exelixis Inc*	119,046	2,516,632
Building Products – 1.9%
American Woodmark Corp*	40,917	2,674,744
Chemicals – 4.1%
FMC Corp	32,708	2,994,745
Innospec Inc	31,084	2,617,895
		5,612,640
Commercial Services & Supplies – 2.9%
IAA Inc*	73,785	4,026,447
Communications Equipment – 2.1%
F5 Networks Inc*	14,587	2,899,604
Construction & Engineering – 1.4%
EMCOR Group Inc	16,786	1,936,769
Construction Materials – 1.7%
Eagle Materials Inc	17,888	2,346,190
Containers & Packaging – 2.1%
Graphic Packaging Holding Co	154,190	2,935,778
Electrical Equipment – 3.6%
GrafTech International Ltd	282,415	2,914,523
Thermon Group Holdings Inc*	118,801	2,056,445
		4,970,968
Electronic Equipment, Instruments & Components – 2.6%
Vontier Corp	107,469	3,610,958
Equity Real Estate Investment Trusts (REITs) – 10.1%
Americold Realty Trust	77,490	2,251,085
Apple Hospitality Inc	128,643	2,023,554
Equity Commonwealth*	91,992	2,389,952
Equity LifeStyle Properties Inc	49,438	3,861,108
Lamar Advertising Co	18,133	2,057,189
PotlatchDeltic Corp	25,998	1,340,977
		13,923,865
Food & Staples Retailing – 2.5%
Casey's General Stores Inc	18,470	3,480,672
Food Products – 3.7%
Nomad Foods Ltd*	184,915	5,096,257
Health Care Equipment & Supplies – 4.8%
Envista Holdings Corp*	48,469	2,026,489
Haemonetics Corp*	30,668	2,164,854
Quidel Corp*	16,789	2,369,767
		6,561,110
Health Care Providers & Services – 3.6%
Cardinal Health Inc	49,204	2,433,630
Henry Schein Inc*	33,325	2,538,032
		4,971,662
Hotels, Restaurants & Leisure – 1.5%
Cracker Barrel Old Country Store Inc	14,936	2,088,650
Industrial Conglomerates – 1.7%
Carlisle Cos Inc	11,886	2,362,818
Information Technology Services – 1.6%
WNS Holdings Ltd (ADR)*	26,097	2,134,735
Insurance – 2.8%
Hartford Financial Services Group Inc	54,809	3,850,332
Internet & Direct Marketing Retail – 1.6%
Qurate Retail Inc	216,529	2,206,431
Machinery – 2.7%
Lincoln Electric Holdings Inc	13,074	1,683,800
Oshkosh Corp	19,747	2,021,500
		3,705,300

Shares or Principal Amounts		Value
Common Stocks– (continued)
Metals & Mining – 2.2%
Commercial Metals Co	97,779	$2,978,348
Oil, Gas & Consumable Fuels – 3.8%
Magnolia Oil & Gas Corp	94,797	1,686,439
Marathon Petroleum Corp	56,737	3,506,914
		5,193,353
Semiconductor & Semiconductor Equipment – 3.2%
CMC Materials Inc	22,902	2,822,213
Diodes Inc*	17,082	1,547,458
		4,369,671
Software – 1.8%
CDK Global Inc	58,174	2,475,304
Textiles, Apparel & Luxury Goods – 2.8%
Columbia Sportswear Co	21,346	2,045,801
Hanesbrands Inc	103,954	1,783,851
		3,829,652
Thrifts & Mortgage Finance – 2.6%
WSFS Financial Corp	70,111	3,597,395
Trading Companies & Distributors – 3.8%
H&E Equipment Services Inc	89,161	3,094,778
MSC Industrial Direct Co Inc	26,085	2,091,756
		5,186,534
Total Common Stocks (cost $125,552,884)		132,726,958
Repurchase Agreements– 3.6%
ING Financial Markets LLC, Joint repurchase agreement, 0.0300%, dated 9/30/21, maturing 10/1/21 to be repurchased at $5,000,004 collateralized by $4,928,909 in U.S. Treasuries 0% - 3.1250%, 11/12/21 - 2/15/51 with a value of $5,100,005((cost $5,000,000)	$5,000,000	5,000,000
Total Investments (total cost $130,552,884) – 100.0%		137,726,958
Cash, Receivables and Other Assets, net of Liabilities – 0%		52,639
Net Assets – 100%		$137,779,597

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$130,495,966	94.7%
United Kingdom	5,096,257	3.7
India	2,134,735	1.6

Total	$137,726,958	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2021.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$132,726,958	$-	$-
Repurchase Agreements	-	5,000,000	-
Total Assets	$132,726,958	$5,000,000	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2021 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

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